Exhibit 99.1

Westrock Coffee Company Reports Third Quarter 2023 Results

Little Rock, Ark. (November 9, 2023) – Westrock Coffee Company (Nasdaq: WEST) (“Westrock Coffee” or the “Company”) today reported financial results for the third quarter ended September 30, 2023.

Scott T. Ford, CEO and Co-founder stated, “Our third quarter performance was a mix of positives and negatives, the most important, unfortunately, being the rapid fall off in volume demand for our traditional roast and ground coffee products during the early part of the quarter, which drove weaker than projected Adjusted EBITDA results for the period. While hot coffee volumes have since stabilized and we continue to see great progress in monetizing our flavors, extracts and ingredients and single serve product portfolios, the negative impact of July and August in hot coffee was too much for the other parts of our business to overcome in the quarter. This will be less true next summer as our new extract and ready-to-drink facility in Conway, Arkansas is on schedule to begin production in the second quarter of 2024.”

Third Quarter Highlights

●	Consolidated net sales were $219.6 million for the third quarter of 2023, a decrease of $10.7 million, or 4.6%, compared to the third quarter of 2022.
●	Consolidated gross profit for the third quarter of 2023 was $35.1 million and included $1.8 million of out-of-period charges and $1.2 million of non-cash mark-to-market losses, compared to consolidated gross profit of $41.1 million for the third quarter of 2022, which included $0.5 million of non-cash mark-to-market losses.
●	Net income for the period was $16.6 million, compared to a net loss of $13.0 million for the third quarter of 2022. The $16.6 million net income for the third quarter of 2023 included $3.1 million of acquisition, restructuring and integration expense, $3.0 million of start-up costs related to our Conway, AR extract and ready-to-drink facility, and $25.1 million of non-cash gains from the change in fair value of warrant liabilities. Net loss of $13.0 million for the third quarter of 2022 included $4.0 million of acquisition, restructuring and integration expense and $5.2 million of non-cash expense from the change in fair value of warrant liabilities.
●	Adjusted EBITDA was $11.6 million for the third quarter of 2023, a decrease of $6.3 million, compared to the third quarter of 2022.
●	Beverage Solutions segment contributed $176.8 million of net sales and $9.9 million of Adjusted EBITDA for the third quarter of 2023, compared to $173.5 million and $15.9 million, respectively, for the third quarter of 2022.
●	SS&T segment, net of intersegment revenues, contributed $42.8 million of net sales and Adjusted EBITDA of $1.7 million for the third quarter of 2023, compared to $56.8 million and $2.0 million, respectively, for the third quarter of 2022.

2023 Outlook

The Company expects its 2023 outlook for Adjusted EBITDA to fall below its previously issued guidance range of flat to 10% over 2022. The Company will provide further details on its outlook on its third quarter conference call.

The Company is not readily able to provide a reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income without unreasonable effort because certain items that impact such figure are uncertain or outside the Company’s control and cannot be reasonably predicted. Such items include the impacts of non-cash gains or losses resulting from mark-to-market adjustments of derivatives and the change in fair value of warrant liabilities, among others.

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Conference Call Details

Westrock Coffee will host a conference call and webcast at 4:30 p.m. ET today to discuss this release. To participate in the live earnings call and question and answer session, please register at https://register.vevent.com/register/BI4fa3f978f6c641cc967a237a95250f87 and dial-in information will be provided directly to you. The live audio webcast will be accessible in the “Events and Presentations” section of the Company’s Investor Relations website at https://investors.westrockcoffee.com/. An archived replay of the webcast will be available shortly after the live event has concluded and will be available for a minimum of 14 days.

About Westrock Coffee

Westrock Coffee is a leading integrated coffee, tea, flavors, extracts, and ingredients solutions provider in the United States, providing coffee sourcing, supply chain management, product development, roasting, packaging, and distribution services to the retail, food service and restaurant, convenience store and travel center, non-commercial account, CPG, and hospitality industries around the world. With offices in 10 countries, the company sources coffee and tea from 35 origin countries.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, our 2023 financial outlook, certain plans, expectations, goals, projections, and statements about the timing and benefits of the build-out, and our ability to sell or commit the capacity prior to commencement of commercial production, of the Company's Conway, Arkansas extract and ready-to-drink facility, the plans, objectives, expectations, and intentions of Westrock Coffee, and other statements that are not historical facts. These statements are based on information available to Westrock Coffee as of the date hereof and Westrock Coffee is not under any duty to update any of the forward-looking statements after the date of this communication to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the management of Westrock Coffee as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor, or others, as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee's business and the timing of expected business milestones; the effects of competition on Westrock Coffee's business; the ability of Westrock Coffee to issue equity or equity-linked securities or obtain debt financing in the future; the risk that Westrock Coffee fails to fully realize the potential benefits of acquisitions or has difficulty successfully integrating acquired companies; the availability of equipment and the timely performance by suppliers involved with the build-out of the Conway, Arkansas facility; the loss of significant customers or delays in bringing their products to market; and those factors discussed in Westrock Coffee’s Annual Report on Form 10-K, which was filed with the United States Securities and Exchange Commission (the “SEC”) on March 21, 2023, in Part I, Item 1A “Risk Factors” and other documents Westrock Coffee has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Westrock Coffee does not presently know, or that Westrock Coffee currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Westrock Coffee's expectations, plans, or forecasts of future events and views as of the date of this communication. Westrock Coffee anticipates that subsequent events and developments will cause Westrock Coffee's assessments to change. However, while Westrock Coffee may elect to update these forward-looking statements at some point in the future, Westrock Coffee specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as a representation of Westrock Coffee's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:

ICR for Westrock: Westrock@icrinc.com

Investor Relations:

ICR for Westrock: WestrockIR@icrinc.com

Westrock Coffee Company

Condensed Consolidated Balance Sheets

(Unaudited)

(Thousands, except par value)	September 30, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$44,407	$16,838
Restricted cash	4,408	9,567
Accounts receivable, net of allowance for credit losses of $3,301 and $3,023, respectively	99,564	101,639
Inventories	161,346	145,836
Derivative assets	15,159	15,053
Prepaid expenses and other current assets	14,712	9,166
Total current assets	339,596	298,099

Property, plant and equipment, net	287,763	185,206
Goodwill	116,353	113,999
Intangible assets, net	125,062	130,886
Operating lease right-of-use assets	14,496	11,090
Other long-term assets	7,801	6,933
Total Assets	$891,071	$746,213

LIABILITIES, CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS' EQUITY
Current maturities of long-term debt	$9,293	$11,504
Short-term debt	53,045	42,905
Accounts payable	62,393	116,675
Supply chain finance program	67,466	—
Derivative liabilities	5,098	7,592
Accrued expenses and other current liabilities	24,855	37,459
Total current liabilities	222,150	216,135

Long-term debt, net	205,767	162,502
Deferred income taxes	12,620	14,355
Warrant liabilities	36,175	55,521
Other long-term liabilities	13,879	11,035
Total liabilities	490,591	459,548

Commitments and contingencies

Series A Convertible Preferred Shares, $0.01 par value, 24,000 shares authorized, 23,512 shares and 23,588 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively, $11.50 liquidation value	274,303	274,936

Shareholders' Equity
Preferred stock, $0.01 par value, 26,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 300,000 shares authorized, 88,039 shares and 75,020 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	880	750
Additional paid-in-capital	469,167	342,664
Accumulated deficit	(342,573)	(328,042)
Accumulated other comprehensive loss	(1,297)	(6,103)
Total shareholders' equity attributable to Westrock Coffee Company	126,177	9,269
Non-controlling interest	—	2,460
Total shareholders' equity	126,177	11,729

Total Liabilities, Convertible Preferred Shares and Shareholders' Equity	$891,071	$746,213

Westrock Coffee Company

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Thousands, except per share data)	2023	2022	2023	2022
Net sales	$219,612	$230,308	$649,748	$640,149
Costs of sales	184,546	189,169	544,707	521,681
Gross profit	35,066	41,139	105,041	118,468

Selling, general and administrative expense	37,050	31,223	105,275	101,332
Acquisition, restructuring and integration expense	3,137	3,959	12,682	8,746
Loss on disposal of property, plant and equipment	248	459	1,145	748
Total operating expenses	40,435	35,641	119,102	110,826
Income (loss) from operations	(5,369)	5,498	(14,061)	7,642

Other (income) expense
Interest expense, net	7,803	13,404	21,216	30,265
Change in fair value of warrant liabilities	(25,105)	5,215	(18,833)	5,215
Other, net	510	325	1,323	(785)
Income (loss) before income taxes and equity in earnings from unconsolidated entities	11,423	(13,446)	(17,767)	(27,053)
Income tax expense (benefit)	(5,212)	(428)	(3,331)	(3,511)
Equity in (earnings) loss from unconsolidated entities	14	—	80	—
Net income (loss)	$16,621	$(13,018)	$(14,516)	$(23,542)
Net income (loss) attributable to non-controlling interest	—	(22)	15	43
Net income (loss) attributable to shareholders	16,621	(12,996)	(14,531)	(23,585)
Participating securities' share in earnings	(3,912)	—	—	—
Accretion of Series A Convertible Preferred Shares	93	—	(249)	—
Loss on extinguishment of Redeemable Common Equivalent Preferred Units, net	—	(2,870)	—	(2,870)
Common equivalent preferred dividends	—	(4,380)	—	(4,380)
Accumulating preferred dividends	—	—	—	(13,882)
Net income (loss) attributable to common shareholders	$12,802	$(20,246)	$(14,780)	$(44,717)

Earnings (loss) per common share:
Basic	$0.15	$(0.41)	$(0.19)	$(1.12)
Diluted	$0.15	$(0.41)	$(0.19)	$(1.12)

Weighted-average number of shares outstanding:
Basic	83,437	49,795	78,203	39,819
Diluted	107,080	49,795	78,203	39,819

Westrock Coffee Company

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
(Thousands)	2023	2022
Cash flows from operating activities:
Net loss	$(14,516)	$(23,542)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	18,419	17,782
Equity-based compensation	6,297	1,184
Paid-in-kind interest added to debt principal	—	295
Provision for credit losses	278	1,286
Amortization of deferred financing fees included in interest expense, net	1,560	1,350
Write-off of unamortized deferred financing fees	—	4,296
Loss on debt extinguishment	—	1,580
Loss on disposal of property, plant and equipment	1,145	748
Mark-to-market adjustments	(1,045)	793
Change in fair value of warrant liabilities	(18,833)	5,215
Foreign currency transactions	1,481	355
Deferred income tax (benefit) expense	(3,331)	(3,511)
Other	1,443	—
Change in operating assets and liabilities:
Accounts receivable	1,993	(13,891)
Inventories	(14,153)	(61,180)
Derivative assets and liabilities	4,090	(14,661)
Prepaid expense and other assets	(8,469)	(14,944)
Accounts payable	(50,254)	29,834
Accrued liabilities and other	(1,236)	7,477
Net cash used in operating activities	(75,131)	(59,534)
Cash flows from investing activities:
Additions to property, plant and equipment	(121,545)	(22,966)
Additions to intangible assets	(147)	(135)
Acquisition of business, net of cash acquired	(2,392)	—
Acquisition of equity method investments and non-marketable securities	(1,385)	—
Proceeds from sale of property, plant and equipment	198	3,300
Net cash used in investing activities	(125,271)	(19,801)
Cash flows from financing activities:
Payments on debt	(170,522)	(407,384)
Proceeds from debt	221,509	319,100
Proceeds from supply chain financing program	69,787	—
Payments on supply chain financing program	(2,321)	—
Proceeds from related party debt	—	11,700
Debt extinguishment costs	—	(1,580)
Payment of debt issuance costs	(3,023)	(6,007)
Proceeds from de-SPAC merger and PIPE financing	—	255,737
Proceeds from common equity issuance	118,767	—
Payment of common equity issuance costs	(1,000)	(24,220)
Payment of preferred equity issuance costs	—	(1,250)
Net proceeds from (repayments of) repurchase agreements	(8,553)	10,951
Proceeds from exercise of stock options	848	—
Proceeds from exercise of Public Warrants	2,632	—
Common equivalent preferred dividends	—	(4,380)
Payment for purchase of non-controlling interest	(2,000)	—
Payment for taxes for net share settlement of equity awards	(2,977)	(477)
Net cash provided by financing activities	223,147	152,190
Effect of exchange rate changes on cash	(335)	(179)
Net increase in cash and cash equivalents and restricted cash	22,410	72,676
Cash and cash equivalents and restricted cash at beginning of period	26,405	22,870
Cash and cash equivalents and restricted cash at end of period	$48,815	$95,546

Supplemental non-cash investing and financing activities:
Property, plant and equipment acquired but not yet paid	$4,441	$596
Issuance of common shares related to Public Warrant exercise	3,144	—
Issuance of common shares related to restricted stock units vesting	3,320	—
Issuance of common shares related to acquisitions	446	—
Issuance of common shares related to conversion of Series A Preferred Shares	882	—
Issuance of common shares related to purchase of non-controlling interest	475	—
Accretion of convertible preferred shares	249	—
Accumulating preferred dividends	—	13,882
Exchange of Redeemable Common Equivalent Preferred Units for Series A Convertible Preferred Shares	—	271,539
Exchange of Redeemable Common Equivalent Preferred Units for common shares	—	24,214
Related party debt exchanged for common shares	—	25,000
Loss on extinguishment of Common Equivalent Preferred Units	—	2,870

Westrock Coffee Company

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Thousands)	2023	2022	2023	2022
Net income (loss)	$16,621	$(13,018)	$(14,516)	$(23,542)
Interest expense, net	7,803	13,404	21,216	30,265
Income tax expense (benefit)	(5,212)	(428)	(3,331)	(3,511)
Depreciation and amortization	6,364	5,816	18,419	17,782
EBITDA	25,576	5,774	21,788	20,994
Acquisition, restructuring and integration expense	3,137	3,959	12,682	8,746
Change in fair value of warrant liabilities	(25,105)	5,215	(18,833)	5,215
Management and consulting fees (S&D Coffee, Inc. acquisition)	—	834	556	3,035
Equity-based compensation	2,439	705	6,297	1,184
Conway extract and ready-to-drink facility start-up costs	3,035	—	6,615	—
Mark-to-market adjustments	1,160	543	(1,045)	793
Loss on disposal of property, plant and equipment	248	459	1,145	748
Other	1,105	424	2,153	1,885
Adjusted EBITDA	$11,595	$17,913	$31,358	$42,600

Westrock Coffee Company

Reconciliation of Segment Results

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Thousands)	2023	2022	2023	2022
Net Sales
Beverage Solutions	$176,818	$173,486	$547,746	$492,712
Sustainable Sourcing & Traceability[1]	42,794	56,822	102,002	147,437
Total of Reportable Segments	$219,612	$230,308	$649,748	$640,149

	Three Months Ended September 30,		Nine Months Ended September 30,
(Thousands)	2023	2022	2023	2022
Gross Profit
Beverage Solutions	$31,898	$37,120	$94,868	$108,395
Sustainable Sourcing & Traceability	3,168	4,019	10,173	10,073
Total of Reportable Segments	$35,066	$41,139	$105,041	$118,468

	Three Months Ended September 30,		Nine Months Ended September 30,
(Thousands)	2023	2022	2023	2022
Adjusted EBITDA
Beverage Solutions	$9,884	$15,885	$29,965	$38,776
Sustainable Sourcing & Traceability	1,711	2,028	1,393	3,824
Total of Reportable Segments	$11,595	$17,913	$31,358	$42,600

1 - Net of intersegment revenues

Non-GAAP Financial Measures

We refer to EBITDA and Adjusted EBITDA in our analysis of our results of operations, which are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). While we believe that net (loss) income, as defined by GAAP, is the most appropriate earnings measure, we also believe that EBITDA and Adjusted EBITDA are important non-GAAP supplemental measures of operating performance as they contribute to a meaningful evaluation of the Company’s future operating performance and comparisons to the Company’s past operating performance. Additionally, we use these non-GAAP financial measures in evaluating the performance of our segments, to make operational and financial decisions and in our budgeting and planning process. The Company believes that providing these non-GAAP financial measures to investors helps investors evaluate the Company’s operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance.

We define “EBITDA” as net (loss) income, as defined by GAAP, before interest expense, net, provision for income taxes and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA before equity-based compensation expense and the impact, which may be recurring in nature, of acquisition, restructuring and integration related costs, including management services and consulting agreements entered into in connection with the acquisition of S&D Coffee, Inc., impairment charges, changes in the fair value of warrant liabilities, non-cash mark-to-market adjustments, certain costs specifically excluded from the calculation of EBITDA under our material debt agreements, such as facility start-up costs, the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, gains or losses on dispositions, and other similar or infrequent items (although we may not have had such charges in the periods presented). We believe EBITDA and Adjusted EBITDA are important supplemental measures to net (loss) income because they provide additional information to evaluate our operating performance on an unleveraged basis. In addition, Adjusted EBITDA is calculated similar to defined terms in our material debt agreements used to determine compliance with specific financial covenants.

Since EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, they should be viewed in addition to, and not be considered as alternatives for, net (loss) income determined in accordance with GAAP. Further, our computations of EBITDA and Adjusted EBITDA may not be comparable to that reported by other companies that define EBITDA and Adjusted EBITDA differently than we do.